Exhibit 10.1

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this “Agreement”) is made and entered into as of August 8, 2022 by and among (i) Planet Green Holdings Corporation, a corporation incorporated in the State of Nevada (the “Parent”), (ii) Hubei Bulaisi Technology Co., Ltd. (the “Purchaser”), a limited liability company registered in the People’s Republic of China, (iii) Xianning Xiangtian Energy Holdings Group Co., Ltd., a limited liability company registered in the People’s Republic of China (the “Company”, Company and its subsidiaries are hereinafter referred as “Company”), (iv) Xiangtian (Shenzhen) Aerodynamic Electricity Ltd., the beneficiary shareholder of the Company (the “Seller”); and (v) Jian Zhou and Fei Wang, the registered shareholder of the Company (the “Registered Shareholders”). The Parent, the Purchaser, the Company, the Seller and the Registered Shareholder are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”.

RECITALS:

WHEREAS, the Seller owns 70% of the issued and outstanding shares and other equity interests in or of the Company;

WHEREAS, the Registered Shareholders are registered shareholders of 100% equity of the Company and have entered VIE agreement with the Seller to transferred such equity interest to the Seller;

WHEREAS, the Company is a company registered as a limited liability company in Xianning City, Hubei Province, China;

WHEREAS, the Purchaser is a 100% owned subsidiary of the Parent; and

WHEREAS, the Sellers desire to sell to the Purchaser, and the Purchaser desires to purchase from the Seller 10% of the issued and outstanding shares and any other equity interests in or of the Company.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties hereto agree as follows:

1. Sale and Purchase of Shares.

1.1 Sale and Purchase. At the Closing and subject to and upon the terms and conditions of this Agreement, the Seller shall sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Seller, shares and other equity interests of the Company representing 10% of the total equity voting capital stock (collectively, the “Purchased Shares”), free and clear of all Liens (other than potential restrictions on resale under applicable securities Laws).

1.2 Purchase Price. The aggregate purchase price for the Purchased Shares is RMB ¥27,675,000.00 (the “Purchase Price”), payable by wire transfer and in immediately available funds upon execution and delivery of this Agreement.

2. Representations and Warranties of the Seller. The Seller and the Registered Shareholders hereby, jointly and severally, represents and warrants to the Purchaser as follows:

2.1 Ownership of Shares. The Purchased Shares are (a) owned solely by the Seller and (b) free and clear of any and all liens, encumbrances, claims, charges and assessments.

2.2 Authorization. The Seller has all requisite power, legal capacity and authority to enter into this Agreement and to assume and perform its obligations hereunder. This Agreement, when duly executed and delivered by the Seller, will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies.

2.3 Approvals and Consents. No action, approval, consent or authorization, including but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary or required as to the Seller in order to constitute this Agreement as a valid, binding and enforceable obligation of the Seller in accordance with its terms.

3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller and the Registered Shareholders as follows:

3.1 Authorization. The Purchaser has all requisite power, legal capacity and authority to enter into this Agreement and to assume and perform its obligations hereunder. This Agreement, when duly executed and delivered by the Purchaser, will constitute a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or by the principles governing the availability of equitable remedies.

3.2 Approvals and Consents. No action, approval, consent or authorization, including, but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality is necessary or required as to it in order to constitute this Agreement as a valid, binding and enforceable obligation of it in accordance with its terms.

3.3 Accredited Investor. The Purchaser is an “accredited investor,” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the Purchaser is able to bear the economic risk of an investment in the Purchased Shares.

3.4 No General Solicitation. The Purchaser acknowledges that the Purchased Shares were not offered to the Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (a) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio or (b) any seminar or meeting to which the Purchaser was invited by any of the foregoing means of communications.

3.5 No Public Sale or Distribution. The Purchaser is acquiring the Purchased Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act.

4. General Provisions.

4.1 Entire Agreement; Amendment and Waiver. Except as set forth herein, no representations or warranties have been made to the Purchaser by the Seller, and in purchasing the Purchased Shares, the Purchaser is not relying upon any representations other then those specifically contained herein. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter contained herein and supersedes all prior oral or written agreements, if any, between the parties hereto with respect to such subject matter and, except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder. Any amendments hereto or modifications hereof must be made in writing and executed by each of the parties hereto. Any failure by the Seller or the Purchaser to enforce any rights hereunder shall not be deemed a waiver of such rights.

4.2 Fairness of Purchase Price. The Purchaser and the Seller hereby acknowledge, as evidenced by their signatures hereto, that the Purchase Price paid for the Purchased Shares is fair, equitable and valid.

4.3 Counsel. The Purchaser and the Seller hereby agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement.

4.4 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to conflict of laws principles.

4.5 Binding Effect; Assignment. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective heirs, successors and assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be transferred or assigned (by operation of law or otherwise) by any of the parties hereto without the prior written consent of the other party hereto. Any transfer or assignment of any of the rights, interests or obligations hereunder in violation of the terms hereof shall be void and of no force or effect.

4.6 Survival of Representations and Warranties. All representations and warranties made by the parties to this Agreement shall survive the execution and delivery of this Agreement.

4.7 Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument and shall bind all parties signing such counterpart.

4.8 Additional Documents. The Purchaser and the Seller agree to execute any additional documents reasonably required to effect a transfer of the Shares to the Purchaser.

[Signature Page Follows]

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be signed and delivered by its respective duly authorized officer as of the date first written above.

The Parent:

PLANET GREEN HOLDINGS CORPORATION
a Nevada corporation

By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	CEO

The Purchaser:

HUBEI BULAISI TECHNOLOGY CO., LTD.
a Chinese limited liability company

By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	CEO

The Company:

XIANNING XIANGTIAN ENERGY HOLDINGS GROUP CO., LTD.
a Chinese limited liability company

By:	/s/ Xin Chen
	Name:	Xin Chen
	Title:	CEO

Signature Page

The Sellers:

XIANGTIAN (SHENZHEN) AERODYNAMIC ELECTRICITY LTD.

/s/ Xue Lian Zhang
Name:	Xue Lian Zhang
Title:	CEO

The Registered Shareholders:

JIAN ZHOU

/s/ Jian Zhou
Jian Zhou

FEI WANG

/s/ Fei Wang
Fei Wang

Signature Page